UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 21, 2018

KENTUCKY BANCSHARES, INC.

(Exact Name of Registrant as specified in Charter)

Kentucky	000-52598	61-0993464
(State or other	(Commission	(IRS Employer
jurisdiction of incorporation)	File Number)	Identification No.)

P.O. Box 157, Paris, Kentucky (Address of principal executive offices)	40362-0157 (Zip code)

(859)987-1795

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01 – Other Events

On November 21, 2018 Kentucky Bancshares, Inc. (the “Company”) announced that its Board of Directors declared a two-for-one stock split (the “Stock Split”) of the Company’s issued and outstanding common stock (“Common Stock”), no par value per share, pursuant to which one (1) additional share of the Common Stock will be issued for each share of Common Stock held by shareholders of record as of the close of business on December 3, 2018.  The additional shares are expected to be issued on December 10, 2018.  The Company expects the Common Stock to commence trading at the split-adjusted price from December 10, 2018.

The Stock Split will increase the Company’s total shares of common stock currently outstanding from approximately 2,977,686 shares to approximately 5,955,372 shares.

On November 21, 2018, the Company also announced a quarterly cash dividend of 16 cents per share, an increase from 15.5 cents (split-adjusted) per share for the previous quarter.  This payment will be made December 31, 2018 to all shareholders of record as of December 14, 2018.

Item 9.01 – Financial Statements and Exhibits

(d)Exhibits

Exhibit No. Description

99.1Press Release issued on November 21, 2018, announcing the stock split and the dividend for the fourth quarter of 2018.

Forward-Looking Statements

Except for historical information contained herein, the discussion in this Report may include certain forward looking statements based upon management expectations.  Actual results and experience could differ materially from the anticipated results or other expectations expressed in the forward-looking statements.  Factors which could cause future results to differ from these expectations include the following:  change in economic conditions in the markets we serve; changes in laws or regulatory enforcement; monetary and fiscal policies of the federal government; changes in  interest rates; demand for financial services; the impact of our continuing growth strategy; and other factors, including various “risk factors” set forth in our most recent annual report on Form 10-K and in other reports we file from time to time with the Securities and Exchange Commission.  Our annual report on Form 10-K and these other reports are available publicly on the SEC website, www.sec.gov, and on the Company's website, www.kybank.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

April
KENTUCKY BANCSHARES, INC.

Date: November 21, 2018	By	/s/ Gregory J. Dawson
Gregory J. Dawson
Chief Financial Officer